EXHIBIT 10.2

EXHIBIT A

MEGA MEDIA GROUP, INC.

CONVERSION NOTICE

Reference is made to the Convertible Note (the "Note") issued to the undersigned by MEGA MEDIA GROUP INC. (the "Company").  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

Date of Conversion:	August 29, 2008
Aggregate Conversion Amount to be converted:	$71,512.33
Please confirm the following information:
Conversion Price:	.02032
Number of shares of Common Stock to be issued:	3,519,308
Please issue the Common Stock into which the Note is being converted in the following name and to the following address:
Issue to:	FD Import Export

Facsimile Number:
Authorization:	/s/ Steven Fruman
By:	Steven Fruman
Title:	Vice-President
Dated:	August 29th, 2008
Account Number:
(if electronic book entry transfer)
Transaction Code Number:
(if electronic book entry transfer)